Exhibit 10.13

AMENDMENT

Date of Amendment: September 30, 2009

AMENDMENT to the Index License Agreement for Funds (the “Agreement”), dated as of March 18, 2000, by and between MSCI Inc. (“MSCI”) a Delaware corporation, and Barclays Global Investors, N.A. (“Licensee”). Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed in the Agreement.

1.	Exhibit B is hereby amended to allow the funds to be additionally listed and traded on the ******** domiciled stock or securities exchanges (herein referred to as the *********** Listed Funds”). All Listed Funds must be issued, sold and traded on a public basis in accordance with applicable ********** securities law. All other terms and restrictions contained in Exhibit B shall apply to the *********** Listed Funds. Notwithstanding anything to the contrary in Exhibit A, the *********** Listed Funds may only be based on the following Indexes:

Fund Name	Fund Symbol	MSCI Index Name
iShares MSCI *********** Index Fund	***	MSCI *********** Index
iShares MSCI *********** Index Fund	***	MSCI *********** Index
iShares MSCI *********** Index Fund	***	MSCI *********** Index
iShares MSCI *********** Index Fund	***	MSCI *********** Index
iShares MSCI *********** Index Fund	***	MSCI *********** Index
iShares MSCI *********** Index Fund	***	MSCI *********** Index
iShares MSCI *********** Index Fund	***	MSCI *********** Index
iShares MSCI *********** Index Fund	***	MSCI *********** Index
iShares MSCI *********** Index Fund	***	MSCI *********** Index
iShares MSCI *********** Index Fund	***	MSCI *********** Index
iShares MSCI *********** Index Fund	***	MSCI *********** Index
iShares MSCI *********** Index Fund	***	MSCI *********** Index
iShares MSCI *********** Index Fund	***	MSCI *********** Index
iShares MSCI *********** Index Fund	***	MSCI *********** Index
iShares MSCI *********** Index Fund	***	MSCI *********** Index
iShares MSCI *********** Index Fund	***	MSCI *********** Index
iShares MSCI *********** Index Fund	***	MSCI *********** Index
iShares MSCI *********** Index Fund	***	MSCI *********** Index

For the avoidance of doubt, the license fees set forth in the Agreement, as amended, shall apply with respect to all *********** Listed Funds. For clarity, there shall be no separate licensee fees for the *********** Listed Funds but any additional assets from the *********** Listed Funds shall be included in the average daily net assets of the applicable Funds for purposes of calculating license fees.

2.	This Amendment is intended to amend and operate in conjunction with the Agreement and together this Amendment and the Agreement constitute the complete and exclusive statement of the agreement between the parties and supersede in full all prior proposals and understandings, oral or written, relating to the subject matter hereof. To the extent that any terms of this Amendment conflict with any terms of the Agreement, the terms of this Amendment will control. No right or license of any kind is granted to Licensee except as expressly provided in the Agreement and this Amendment.

3.	This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict or choice of laws principles.

LICENSEE		MSCI Inc.

By	/s/ Greg Friedman	By	/s/ Paul Friedman

Name	Greg Friedman	Name	Paul Friedman
	(printed)		(printed)

Title	Managing Director	Title	Vice President

Date	10/9/09	Date	10/9/09

By	/s/ Mark Roberts

Name	Mark Roberts
(printed)

Title	Principal

Date	10/9/09